Offerings - Offering: 1	Aug. 11, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 40,456,181.11
Fee Rate	0.01381%
Amount of Registration Fee	$ 5,587.00
Offering Note	Calculated as the aggregate maximum purchase price for shares of beneficial interest, based upon the net asset value per share as of June 30, 2026, of $24.59. This amount is based upon the offer to purchase up to 1,645,229 common shares of beneficial interest, par value $0.01 per share, of Antares Private Credit Fund. Calculated at $138.10 per $1,000,000.00 of the Transaction Valuation in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, as modified by Fee Rate Advisory No. 1 for fiscal year 2026.